UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 2, 2014 (June 26, 2014)

AMSURG CORP.

(Exact Name of Registrant as Specified in Charter)

Tennessee	000-22217	62-1493316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Burton Hills Boulevard Nashville, Tennessee	37215
(Address of Principal Executive Offices)	(Zip Code)

(615) 665-1283

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Offering of Common Stock

On June 26, 2014, AmSurg Corp. (the “Company”) entered into an underwriting agreement (the “Common Underwriting Agreement”) with Citgroup Global Markets Inc., as representative of the several underwriters named on Schedule II thereto (the “Common Underwriters”), pursuant to which the Company agreed to issue and sell to the Common Underwriters up to 9,775,000 shares of the Company’s common stock, no par value per share (the “Common Stock”), in a registered public offering pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-196966) (the “Registration Statement”). For a complete description of the terms and conditions of the Common Underwriting Agreement, please refer to the Common Underwriting Agreement, which is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibit 1.1.

Offering of 5.250% Mandatory Convertible Preferred Stock

On June 26, 2014, the Company entered into an underwriting agreement (the “Preferred Underwriting Agreement”) with Citgroup Global Markets Inc., as representative of the several underwriters named on Schedule II thereto (the “Preferred Underwriters”), pursuant to which the Company agreed to issue and sell to the Preferred Underwriters up to 1,725,000 shares of the Company’s 5.250% Mandatory Convertible Preferred Stock, Series A-1, liquidiation preference $100 per share, no par value per share (the “Mandatory Convertible Preferred Stock”), in a registered public offering pursuant to the Registration Statement. For a complete description of the terms and conditions of the Preferred Underwriting Agreement, please refer to the Preferred Underwriting Agreement, which is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibit 1.2.

Item 3.03.	Material Modification to Rights of Security Holders.

On July 1, 2014, the Company filed Articles of Amendment to the Second Amended and Restated Charter of the Company (the “Articles of Amendment”) with the Secretary of State of the State of Tennessee to establish the preferences, limitations and relative rights of the Mandatory Convertible Preferred Stock. The Articles of Amendment became effective upon filing, and a copy is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. The authorization and issuance of the Mandatory Convertible Preferred Stock on or about July 2, 2014, materially impacts the rights of the holders of Common Stock, as summarized herein.

Subject to certain exceptions, so long as any share of Mandatory Convertible Preferred Stock remains outstanding, no dividend or distribution shall be declared or paid on the Common Stock or any other shares of junior stock (except dividends payable solely in shares of Common Stock), no dividend or distributions shall be declared or paid on any parity stock (subject to certain exceptions), and no Common Stock, junior stock or parity stock shall be purchased, redeemed or otherwise acquired for consideration by the Company or any of its subsidiaries, unless all accrued and unpaid dividends for all past dividend periods on all outstanding shares of Mandatory Convertible Preferred Stock have been or are contemporaneously declared and paid in full, or have been declared and a sum sufficient for the payment thereof has been set aside for the benefit of the holders of shares of Mandatory Convertible Preferred Stock on the applicable record date.

In the event of the Company’s liquidation, dissolution or winding up, each holder of shares of Mandatory Convertible Preferred Stock will be entitled to receive out of the Company’s assets available for distribution to the Company’s shareholders, subject to the rights of the Company’s creditors, a liquidation preference of $100 per share of Mandatory Convertible Preferred Stock, plus an amount equal to any accrued and unpaid dividends on such shares to (but not including) the date fixed for liquidation, dissolution or winding up, before any payment or distribution is made to holders of junior stock (including the Common Stock).

This description is not complete. The terms of the Mandatory Convertible Preferred Stock, including such restrictions, are more fully described in the Articles of Amendment a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 1, 2014, the Company filed the Articles of Amendment with the Secretary of State of the State of Tennessee to establish the preferences, limitations and relative rights of its Mandatory Convertible Preferred Stock. The Articles of Amendment became effective upon filing, and a copy is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement relating to the Common Stock, dated June 26, 2014, between AmSurg Corp. and Citigroup Global Markets Inc., as representative of the several underwriters

1.2	Underwriting Agreement relating to the Mandatory Convertible Preferred Stock, dated June 26, 2014, between AmSurg Corp. and Citigroup Global Markets Inc., as representative of the several underwriters

3.1	Articles of Amendment to the Second Amended and Restated Charter of the Company (5.250% Mandatory Convertible Preferred Stock, Series A-1), filed with the Secretary of State of the State of Tennessee and effective July 1, 2014

5.1	Opinion of Bass, Berry & Sims PLC relating to the Company’s Common Stock (including the consent required with respect thereto)

5.2	Opinion of Bass, Berry & Sims PLC relating to the Company’s Mandatory Convertible Preferred Stock (including the consent required with respect thereto)

12.1	Statement Regarding Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMSURG CORP.

By:	/s/ Claire M. Gulmi
Claire M. Gulmi
Executive Vice President and Chief Financial Officer
(Principal Financial and Duly Authorized Officer)

Date: July 2, 2014

EXHIBIT INDEX

No.	Exhibit

1.1	Underwriting Agreement relating to the Common Stock, dated June 26, 2014, between AmSurg Corp. and Citigroup Global Markets Inc., as representative of the several underwriters.

1.2	Underwriting Agreement relating to the Mandatory Convertible Preferred Stock, dated June 26, 2014, between AmSurg Corp. and Citigroup Global Markets Inc., as representative of the several underwriters.

3.1	Articles of Amendment to the Second Amended and Restated Charter of the Company (5.250% Mandatory Convertible Preferred Stock, Series A-1), filed with the Secretary of State of the State of Tennessee and effective July 1, 2014.

5.1	Opinion of Bass, Berry & Sims PLC relating to the Company’s Common Stock (including the consent required with respect thereto).

5.2	Opinion of Bass, Berry & Sims PLC relating to the Company’s Mandatory Convertible Preferred Stock (including the consent required with respect thereto).

12.1	Statement Regarding Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends.